2Q | 2014

Supplemental Information

FURNISHED AS OF JULY 30, 2014 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Historical Reconciliation of FAD

7	Balance Sheet Information

8	Statements of Income Information

9	Debt Metrics

10	Investment Activity

11	Portfolio by Market

12	Square Feet by Type, Provider and Building Size

13	Lease Maturity and Tenant Size

14	Occupancy Information

15	Leasing Statistics

16	Same Store Properties

17	Components of Net Asset Value

18	Components of Expected 2014 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2014 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2013 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	2Q I 2014 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.2 billion in 202 real estate properties and mortgages as of June 30, 2014. The Company’s 200 owned real estate properties are located in 29 states and total approximately 14.3 million square feet. The Company provided leasing and property management services to approximately 9.7 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)
Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)
Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)
Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	2Q I 2014 SUPPLEMENTAL INFORMATION

Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On July 29, 2014, the Company declared a dividend of $0.30 per share, payable on August 29, 2014 to stockholders of record on August 14, 2014.

I |	Analyst Coverage

Cowen & Co. LLC	KeyBanc Capital Markets Inc.

Goldman Sachs	RBC Capital Markets Corp

Green Street Advisors, Inc.	Stifel Nicolaus & Company, Inc.

J.J.B. Hilliard W.L. Lyons LLC	SunTrust Robinson Humphrey

J.P. Morgan Securities LLC	Wells Fargo Securities LLC

JMP Securities LLC

HEALTHCARE REALTY I 4	2Q I 2014 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2014		2013
	Q2	Q1	Q4	Q3	Q2
Net Income (Loss) Attributable to Common Stockholders	$5,971	$3,852	$12,384	$19,765	($24,205)
Gain on sales of real estate properties	(3)	—	(2,748)	(20,187)	(1,783)
Impairments	3,105	3,425	—	6,259	—
Real estate depreciation and amortization	27,017	26,248	25,776	24,214	24,002
Total adjustments	30,119	29,673	23,028	10,286	22,219
Funds from Operations (3)	$36,090	$33,525	$35,412	$30,051	($1,986)
Acquisition costs	49	—	681	504	124
Refund of prior year overpayment of certain operating expenses	(1,919)	—	—	—	—
Gain on sale of cost method investment in real estate	—	—	(1,492)	—	—
Interest incurred related to the timing of issuance/redemption of senior notes	—	—	—	—	667
Loss on extinguishment of debt	—	—	—	—	29,907
Normalized Funds from Operations	$34,220	$33,525	$34,601	$30,555	$28,712
Funds from Operations per Common Share—Diluted	$0.38	$0.35	$0.37	$0.32	($0.02)
Normalized Funds from Operations Per Common Share—Diluted	$0.36	$0.35	$0.36	$0.32	$0.32
FFO Weighted Average Common Shares Outstanding	95,978	95,585	95,485	94,836	89,204
Normalized FFO Weighted Average Common Shares Outstanding	95,978	95,585	95,485	94,836	90,684

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)	FFO for the fourth quarter of 2013 includes the impact of a gain recognized on the sale of a cost method investment in an unconsolidated limited liability company.

HEALTHCARE REALTY I 5	2Q I 2014 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FAD (1)
(amounts in thousands, except for share data)

	2014		2013
	Q2	Q1	Q4	Q3	Q2
Net Income (Loss) Attributable to Common Stockholders	$5,971	$3,852	$12,384	$19,765	($24,205)
Gain on sales of real estate properties	(3)	—	(2,748)	(20,187)	(1,783)
Impairments	3,105	3,425	—	6,259	—
Real estate depreciation and amortization	28,825	28,049	27,590	26,103	25,723
Provision for bad debt, net	80	47	66	112	19
Straight-line rent receivable	(2,513)	(2,303)	(2,954)	(2,162)	(1,802)
Straight-line rent liability	209	108	115	107	102
Stock-based compensation	1,266	1,516	1,079	1,146	1,137
Provision for deferred post-retirement benefits	14	13	218	218	218
Total adjustments	30,983	30,855	23,366	11,596	23,614
Funds Available For Distribution (3)	$36,954	$34,707	$35,750	$31,361	($591)
Acquisition costs	49	—	681	504	124
Refund of prior year overpayment of certain operating expenses	(1,919)	—	—	—	—
Gain on sale of cost method investment in real estate	—	—	(1,492)	—	—
Interest incurred related to the timing of issuance/redemption of senior notes	—	—	—	—	667
Loss on extinguishment of debt	—	—	—	—	29,907
Normalized Funds Available For Distribution	$35,084	$34,707	$34,939	$31,865	$30,107
Funds Available For Distribution Per Common Share—Diluted	$0.39	$0.36	$0.37	$0.33	($0.01)
Normalized Funds Available For Distribution Per Common Share—Diluted	$0.37	$0.36	$0.37	$0.34	$0.34
FAD Weighted Average Common Shares Outstanding	95,978	95,585	95,485	94,836	89,204
Normalized FAD Weighted Average Common Shares Outstanding	95,978	95,585	95,485	94,836	90,684

(1)
Funds Available For Distribution (“FAD”) does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FAD should not be considered an alternative to net income attributable to common stockholders as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

HEALTHCARE REALTY I 6	2Q I 2014 SUPPLEMENTAL INFORMATION

Balance Sheet Information
(dollars in thousands)

ASSETS
	As of
	2014		2013
Real Estate Properties:	Q2	Q1	Q4	Q3	Q2
Land	$183,581	$176,553	$178,931	$165,325	$164,673
Buildings, improvements and lease intangibles	3,014,422	2,903,471	2,861,935	2,765,055	2,637,030
Personal property	9,504	9,369	9,267	9,217	9,168
Land held for development	17,054	17,054	17,054	17,054	17,054
Total real estate properties	3,224,561	3,106,447	3,067,187	2,956,651	2,827,925
Less accumulated depreciation	(675,890)	(652,349)	(632,109)	(610,402)	(613,882)
Total real estate properties, net	2,548,671	2,454,098	2,435,078	2,346,249	2,214,043
Cash and cash equivalents	17,523	10,169	8,671	7,160	1,152
Mortgage notes receivable	4,858	86,372	125,547	126,409	212,313
Assets held for sale and discontinued operations, net	5,759	10,218	6,852	9,084	18,688
Other assets, net	173,299	160,267	153,514	155,961	151,194
Total assets	$2,750,110	$2,721,124	$2,729,662	$2,644,863	$2,597,390

LIABILITIES AND EQUITY
Liabilities:
Notes and bonds payable	$1,397,027	$1,388,241	$1,348,459	$1,268,194	$1,301,387
Accounts payable and accrued liabilities	72,460	50,682	73,741	57,610	58,833
Liabilities of discontinued operations	1,041	971	1,112	1,024	280
Other liabilities	60,232	59,436	61,064	59,706	58,722
Total liabilities	1,530,760	1,499,330	1,484,376	1,386,534	1,419,222
Commitments and contingencies
Equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	972	960	959	959	925
Additional paid-in capital	2,348,925	2,326,889	2,325,228	2,324,140	2,235,403
Accumulated other comprehensive income	51	51	51	(2,092)	(2,092)
Cumulative net income attributable to common stockholders	818,185	812,214	808,362	795,977	776,212
Cumulative dividends	(1,948,783)	(1,919,925)	(1,891,123)	(1,862,367)	(1,833,613)
Total stockholders’ equity	1,219,350	1,220,189	1,243,477	1,256,617	1,176,835
Noncontrolling interests	—	1,605	1,809	1,712	1,333
Total equity	1,219,350	1,221,794	1,245,286	1,258,329	1,178,168
Total liabilities and equity	$2,750,110	$2,721,124	$2,729,662	$2,644,863	$2,597,390

OTHER INFORMATION
Acquisitions (1)	$100,742	$40,247	$103,392	$178,764	$16,325
Dispositions	(6,213)	—	(20,451)	(64,550)	(11,925)
Real estate additions and improvements	24,766	10,030	22,730	11,518	15,289

(1)	In Q2 2014, the Company acquired a property in Oklahoma for $85.4 million of which $81.2 million was previously funded by the Company under a construction mortgage note receivable.

HEALTHCARE REALTY I 7	2Q I 2014 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	Three Months Ended
	2014		2013
	Q2	Q1	Q4	Q3	Q2
Revenues
Rental income	$90,541	$87,760	$86,036	$78,550	$76,883
Mortgage interest	969	2,621	2,411	3,926	3,427
Other operating	1,425	1,449	1,387	1,579	1,508
	92,935	91,830	89,834	84,055	81,818
Expenses
Property operating	34,136	33,374	31,734	32,326	31,235
General and administrative	5,666	5,978	5,763	5,582	5,840
Depreciation	24,911	24,079	23,467	21,840	21,379
Amortization	2,775	2,759	2,826	2,595	2,559
Bad debt, net of recoveries	73	47	66	109	19
	67,561	66,237	63,856	62,452	61,032
Other Income (Expense)
Loss on extinguishments of debt	—	—	—	—	(29,638)
Interest expense	(18,066)	(17,918)	(17,772)	(17,043)	(18,925)
Gain on sale of cost method investment in real estate	—	—	1,492	—	—
Interest and other income, net	2,036	100	260	237	219
	(16,030)	(17,818)	(16,020)	(16,806)	(48,344)

Income (Loss) From Continuing Operations	9,344	7,775	9,958	4,797	(27,558)

Discontinued Operations
Income (loss) from discontinued operations	(231)	(387)	(250)	1,058	1,537
Impairments	(3,105)	(3,425)	—	(6,259)	—
Gain on sales of real estate properties	3	—	2,748	20,187	1,783
Income (Loss) From Discontinued Operations	(3,333)	(3,812)	2,498	14,986	3,320

Net Income (Loss)	6,011	3,963	12,456	19,783	(24,238)
Less: Net (income) loss attributable to noncontrolling interests	(40)	(111)	(72)	(18)	33
Net Income (Loss) Attributable To Common Stockholders	$5,971	$3,852	$12,384	$19,765	($24,205)

Net Operating Income
Property operating income	$71,976	$70,220	$67,923	$63,170	$62,178
Single-tenant net lease	16,052	15,237	15,176	12,986	12,532
Straight-line rent	2,513	2,303	2,937	2,394	2,173
Rental income	90,541	87,760	86,036	78,550	76,883
Less: Property operating expense	(34,136)	(33,374)	(31,734)	(32,326)	(31,235)
Less: Straight-line rent	(2,513)	(2,303)	(2,937)	(2,394)	(2,173)
Add: Rental lease guaranty income (a)	1,160	1,141	1,124	1,383	1,332
Net operating income	$55,052	$53,224	$52,489	$45,213	$44,807
(a) Other operating income reconciliation:
Property lease guaranty revenue	$1,160	$1,141	$1,124	$1,383	$1,332
Interest income	132	192	173	102	91
Other	133	116	90	94	85
Total consolidated other operating income	$1,425	$1,449	$1,387	$1,579	$1,508

HEALTHCARE REALTY I 8	2Q I 2014 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Quarterly Interest Expense	Balance as of 6/30/2014	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2017, net of discount	$4,949	$299,155	31	6.62%
Senior Notes due 2021, net of discount	5,821	397,719	79	5.86%
Senior Notes due 2023, net of discount	2,388	248,164	106	3.85%
Total Senior Notes Outstanding	13,158	945,038	70	5.57%
Unsecured credit facility due 2017	278	89,000	34	1.55%
Unsecured term loan facility due 2019	810	200,000	56	1.60%
Mortgage notes payable, net	2,445	162,989	41	5.47%
Total Outstanding Notes and Bonds Payable	$16,691	$1,397,027	63	4.73%
Interest cost capitalization	—
Deferred financing costs	794
Unsecured credit facility fee	581
Total Quarterly Consolidated Interest Expense	$18,066

SELECTED FINANCIAL DEBT COVENANTS (1)
	Calculation	Requirement	Trailing Twelve Months Ended 6/30/2014	Q2 2014 Annualized
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	42.6%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	5.0%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	43.4%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.65x	2.7x	2.8x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	3.0x	3.1x
Tangible Net Worth	Tangible Net Worth - Required Base	Greater than $0	$816,310
Construction and Development	CIP / Total Assets	Not greater than 15%	0.0%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.8%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	41.0%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	5.0%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	245.2%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	3.0x	3.1x

Other
Debt to EBITDA	Total Debt / EBITDA	Not required	6.7x	6.4x

(1) Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

HEALTHCARE REALTY I 9	2Q I 2014 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2014 INVESTMENT ACTIVITY (1)

Location	Property Type	Closing	Purchase Price of Acquisition	Approximate Square Feet	Aggregate Leased %
Acquisitions
Austin, TX	MOB	6/5/2014	$8,676	48,048	95%
Greensboro, NC	MOB	6/6/2014	6,500	35,292	100%
Total			$15,176	83,340	97%

Construction Mortgage Conversion
Oklahoma City, OK	MOB	5/22/2014	$85,405	200,000	100%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (1)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total Investments	Dispositions
2010	$301,600	$3,700	$20,740	$63,301	$389,341	$34,708
2011	150,312	40,000	61,931	79,375	331,618	22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	19,529	—	1,244	—	20,773	6,213
Total	$783,348	$43,700	$220,943	$148,284	$1,196,275	$256,915
% of Total	65.4%	3.7%	18.5%	12.4%	100.0%

(1)
Net of mortgage notes receivable payoffs upon acquisition. In Q2 2014, the Company acquired a property in Oklahoma for $85.4 million of which $81.2 million was previously funded by the Company under a construction mortgage note receivable.

HEALTHCARE REALTY I 10	2Q I 2014 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (87.5%)		INPATIENT (7.9%)		OTHER (4.6%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$462,603	2,149,939		42,627	156,245		2,348,811	16.4%
Charlotte, NC	165,626	820,457					820,457	5.8%
Nashville, TN	100,382	794,912					794,912	5.6%
Denver - Colorado Springs, CO	206,311	690,342		34,068			724,410	5.1%
San Antonio, TX	126,734	649,978		39,786			689,764	4.8%
Houston, TX	130,362	591,027					591,027	4.1%
Indianapolis, IN	144,339	382,695	58,474		117,525		558,694	3.9%
Richmond, VA	152,991	558,209					558,209	3.9%
Los Angeles, CA	132,957	488,371		63,000			551,371	3.9%
Des Moines, IA	134,424	233,413	146,542			152,655	532,610	3.7%
Memphis, TN	90,109	515,876					515,876	3.6%
Roanoke, VA	54,244		318,054			148,150	466,204	3.3%
Seattle - Bellevue, WA	170,144	393,780	67,510				461,290	3.2%
Austin, TX	123,869	351,725		66,095			417,820	2.9%
Honolulu, HI	128,666	298,427					298,427	2.1%
Phoenix, AZ	90,130	236,608		51,903			288,511	2.0%
Chicago, IL	72,266	243,491					243,491	1.7%
Washington, DC	39,780	241,739					241,739	1.7%
Miami, FL	49,822	215,980					215,980	1.5%
Detroit, MI	29,477	199,749				11,308	211,057	1.5%
Other (32 markets)	596,796	1,368,123	481,535	373,722	186,000	344,158	2,753,538	19.3%
Total	$3,202,032	11,424,841	1,072,115	671,201	459,770	656,271	14,284,198	100.0%
Number of Investments		136	38	11	3	12	200
Number of Mortgages		2	—	—	—	—	2
Total Investments		138	38	11	3	12	202
Percent of Square Feet		80.0%	7.5%	4.7%	3.2%	4.6%	100.0%
Investment (1)		$2,399,221	$270,489	$192,176	$252,108	$88,038	$3,202,032
Mortgages		4,858	—	—	—	—	4,858
Total $ Invested		$2,404,079	$270,489	$192,176	$252,108	$88,038	$3,206,890
% of $ Invested		75.0%	8.4%	6.0%	7.9%	2.7%	100.0%

ON/OFF CAMPUS BY SQUARE FEET
		2014	2013
	Q2	Q1	Q4	Q3	Q2
On/adjacent	81%	80%	80%	79%	77%
Off (2)	19%	20%	20%	21%	23%
	100%	100%	100%	100%	100%

(1)	Excludes gross assets held for sale, land held for development and corporate property.

(2)	Approximately 38% of the off-campus square feet is anchored by a hospital system.

HEALTHCARE REALTY I 11	2Q I 2014 SUPPLEMENTAL INFORMATION

Square Feet by Type, Provider and Building Size (1)

BY FACILITY TYPE
	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical Office/Outpatient	9,085,650	2,339,191	1,072,115	12,496,956	87.5%	449,700	12,946,656
Inpatient Rehab			671,201	671,201	4.7%		671,201
Inpatient Surgical			459,770	459,770	3.2%		459,770
Other	157,978	255,721	242,572	656,271	4.6%		656,271
Total Square Feet	9,243,628	2,594,912	2,445,658	14,284,198	100.0%	449,700	14,733,898
Percent of Total Square Footage	64.7%	18.2%	17.1%	100.0%
Total Number of Properties	130	32	38	200

BY PROVIDER
Top Providers	Credit Rating	Associated Buildings (2)	Associated SF (2)	% of Total SF(3)	Leased SF Total	% of Total SF
Baylor Scott & White Health	A+/Aa3	25	2,357,719	16.5%	1,223,193	8.6%
Ascension Health	AA+/Aa2	17	1,167,438	8.2%	269,222	1.9%
Catholic Health Initiative	A+/A1	12	901,855	6.3%	530,990	3.7%
HCA	B+/B3	14	863,596	6.0%	442,247	3.1%
Tenet Healthcare Corporation	B/B1	11	759,084	5.3%	198,760	1.4%
Carolinas HealthCare System	--/Aa3	15	729,824	5.1%	574,418	4.0%
Bon Secours Health System	A-/A3	7	548,209	3.8%	243,928	1.7%
Baptist Memorial Health Care	AA-/--	7	515,876	3.6%	130,809	0.9%
Mercy	AA-/Aa3	2	386,000	2.7%	386,000	2.7%
Indiana University Health	AA-/Aa3	3	382,695	2.7%	243,072	1.7%
Healthsouth	BB-/Ba3	5	346,894	2.4%	346,894	2.4%
University of Colorado Health	A+/A1	5	345,240	2.4%	126,769	0.9%
CHE Trinity Health	AA-/Aa2	2	278,904	2.0%	176,491	1.2%
Medstar	A-/A2	3	241,739	1.7%	117,130	0.8%
Advocate Health Care	AA/Aa2	2	238,391	1.7%	69,128	0.5%
Memorial Hermann	A+/A1	4	206,090	1.4%	82,686	0.6%
Providence Health & Services	AA-/Aa3	4	202,729	1.4%	129,826	0.9%
Overlake Hospital	A/A2	1	191,051	1.3%	45,610	0.3%
Ortho Indy	N/R	2	175,999	1.2%	175,999	1.2%
Hawaii Pacific Health	A-/A2	2	173,502	1.2%	55,093	0.4%
Other- Credit Rated		11	464,717	3.3%
Total - Credit Rated		152	11,301,553	79.1%
Total		200	14,284,198	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	44.5%	6,353,143	144,390	44
<100,000 and >75,000	23.4%	3,336,489	85,551	39
<75,000 and >50,000	17.2%	2,461,848	63,124	39
<50,000	14.9%	2,132,718	27,343	78
Total	100.0%	14,284,198	71,421	200

(1)	Excludes mortgage notes receivable and assets classified as held for sale.

(2)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(3)	Based on square footage, 79.1% of HR's portfolio is associated with a credit rated healthcare provider and 63.5% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 12	2Q I 2014 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
		NUMBER OF LEASES
	Annualized Minimum Rents (2)	Multi-Tenant Properties	Single-Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2014	$30,142	333	1	10.5%	1,234,825
2015	33,025	346	—	11.5%	1,332,727
2016	32,462	302	4	11.4%	1,196,748
2017	34,412	258	5	12.0%	1,438,912
2018	29,900	246	—	10.4%	1,187,971
2019	25,415	157	9	8.9%	1,016,694
2020	15,612	66	1	5.4%	574,923
2021	11,367	61	2	4.0%	480,090
2022	16,641	60	3	5.8%	684,284
2023	16,103	89	1	5.6%	643,622
Thereafter	41,678	44	12	14.5%	1,376,293

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	975	—
2,501 - 5,000	545	—
5,001 - 7,500	170	1
7,501 - 10,000	83	1
10,001 +	189	36
Total Leases	1,962	38

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, and sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,445 square feet.

HEALTHCARE REALTY I 13	2Q I 2014 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY (2)
				2014	2013
	Investment at 6/30/2014	Square Feet at 6/30/2014	Q2	Q1	Q4	Q3	Q2
Multi-Tenant
Same store properties, as reported (3)	$1,607,513	8,536,074	88.3%	88.3%	88.4%	89.0%	87.3%
Acquisitions	229,523	862,000	93.0%	93.6%	93.0%	90.8%	96.4%
Development conversions (4)	440,997	1,282,716	69.8%	65.5%	63.3%	56.8%	48.2%
Reposition	182,786	1,157,750	52.6%	54.1%	53.5%	53.4%	44.4%
Total	$2,460,819	11,838,540	83.2%	82.8%	82.2%	81.6%	79.8%

Single-Tenant Net lease
Same store properties, as reported (3)	$511,688	1,982,963	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	229,525	462,695	100.0%	100.0%	100.0%	100.0%	100.0%
Reposition	—	—	—%	—%	—%	—%	100.0%
Total	$741,213	2,445,658	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties, as reported (3)	$2,119,201	10,519,037	90.5%	90.5%	90.5%	91.0%	89.7%
Acquisitions	459,048	1,324,695	95.5%	95.2%	95.5%	95.2%	98.1%
Development conversions (4)	440,997	1,282,716	69.8%	65.5%	63.3%	56.8%	48.2%
Reposition	182,786	1,157,750	52.6%	54.1%	53.5%	53.4%	48.4%
Total	$3,202,032	14,284,198	86.1%	85.5%	85.1%	84.6%	83.3%

# of Properties
Same store properties, as reported (3)			156	156	152	153	162
Acquisitions			13	11	14	9	7
Development conversions (4)			12	12	12	12	12
Reposition			19	19	20	20	17
Total			200	198	198	194	198

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)
The portfolio occupancy assumes that properties under a Property Operating Agreement or Single-Tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the five properties under Property Operating Agreements was approximately 78%.

(3)	In order to provide meaningful comparisons, same store properties occupancy excludes properties that were recently acquired or disposed of, properties held for sale, and development conversions.

(4)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category in Q4 2014, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 82% leased, 70% occupied and provided $3.4 million of aggregate NOI for the second quarter of 2014. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout of the suite. The Company funded $5.0 million in the second quarter of 2014 and expects to fund an additional $5 million to $10 million in tenant improvements related to these properties during 2014. Had all the occupants at June 30, 2014 occupied and paid rent for an entire quarter, NOI would have been $4.1 million.

HEALTHCARE REALTY I 14	2Q I 2014 SUPPLEMENTAL INFORMATION

Leasing Statistics (1)(2)(3)

	2014			2013
	Q2	Q1	Q4	Q3	Q2
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	3.0%	2.9%	3.0%	3.1%	3.1%
Single-tenant net lease properties	2.2%	1.7%	3.0%	2.3%	2.1%
Newly executed leases ("cash leasing spreads")	2.5%	1.4%	1.5%	2.5%	0.5%
Tenant retention rate, multi-tenant properties	86.7%	81.9%	78.1%	82.1%	77.3%

As of 6/30/2014
Multi-Tenant Contractual Rental Rate Increases by Type (4)
Annual increase	80.8%
Non-annual increase	9.7%
No increase within remaining term	9.5%

Tenant Type
Multi-Tenant properties
Hospital	42.5%
Physician and other	57.5%
Single-Tenant net lease properties
Hospital	90.3%
Other	9.7%

Lease Structure
Gross	17.6%
Modified gross	35.4%
Net	47.0%

Ownership Type
Ground lease	51.0%
Fee simple	49.0%

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)	All percentages presented are calculated based on total square feet.

(3)	Represents historical rental rate increases and may not be indicative of future increases.

(4)
"Non-annual increase" refers to leases that have a term greater than one year, but do not have rent increases each year. "No Increase within Remaining Term" refers to leases with less than one year remaining or have a term greater than one year, but no increases during the current lease term.

HEALTHCARE REALTY I 15	2Q I 2014 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

SAME STORE PROPERTIES (1)(2)
				SEQUENTIAL		YEAR-OVER-YEAR
	2Q 2014	1Q 2014	2Q 2013	$ Change	% Change	$ Change	% Change
Multi-tenant
Revenues	$55,706	$55,230	$54,625	$476	0.9%	$1,081	2.0%
Expenses	24,224	24,054	23,651	170	0.7%	573	2.4%
NOI	$31,482	$31,176	$30,974	$306	1.0%	$508	1.6%
Occupancy	88.3%	88.3%	88.2%
Number of properties	122	122	122

Single-tenant net lease
Revenues	$12,981	$12,991	$12,635	($10)	(0.1)%	$346	2.7%
Expenses	392	403	461	(11)	(2.7)%	(69)	(15.0)%
NOI	$12,589	$12,588	$12,174	$1	—%	$415	3.4%
Occupancy	100.0%	100.0%	100.0%
Number of properties	34	34	34

Total Revenues	$68,687	$68,221	$67,260	$466	0.7%	1,427	2.1%
Total Expenses	24,616	24,457	24,112	159	0.7%	504	2.1%
Total NOI	$44,071	$43,764	$43,148	$307	0.7%	$923	2.1%
Occupancy	90.5%	90.5%	90.4%
Number of properties	156	156	156

RECONCILIATION OF NOI
	2Q 2014	1Q 2014	2Q 2013
Rental income	$90,541	$87,760	$76,883
Property lease guaranty revenue (a)	1,160	1,141	1,332
Exclude straight-line rent revenue	(2,513)	(2,303)	(2,173)
Revenue	89,188	86,598	76,042
Revenue not included in same store	(20,501)	(18,377)	(8,782)
Same store revenue	$68,687	$68,221	$67,260

Property operating expense	$34,136	$33,374	$31,235
Property operating expense not included in same store	(9,520)	(8,917)	(7,123)
Same store property operating expense	$24,616	$24,457	$24,112

Same store NOI	$44,071	$43,764	$43,148
(a) Other operating income reconciliation:
Property lease guaranty revenue	$1,160	$1,141	$1,332
Interest income	132	192	91
Other	133	116	85
Total consolidated other operating income	$1,425	$1,449	$1,508

(1)	Excludes mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	In order to provide meaningful comparisons, same store NOI excludes properties that were recently acquired or disposed of, properties held for sale, and development conversions.

HEALTHCARE REALTY I 16	2Q I 2014 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	2Q 2014 NOI (1)	Adjustments (2)	Adjusted 2Q 2014 NOI	Annualized Adjusted 2Q 2014 NOI	% of Adjusted NOI
Same Store Properties
MOB / Outpatient	$35,473	$4,531	$40,004	$160,016	67.8%
Inpatient rehab	4,062	328	4,390	17,560	7.4%
Inpatient surgical	3,134	2,275	5,409	21,636	9.2%
Other	1,402	868	2,270	9,080	3.9%
Subtotal	$44,071	$8,002	$52,073	$208,292	88.3%

Development conversions (3)	$3,351	$3,524	$6,875	$27,500	11.7%
Total NOI	$47,422	$11,526	$58,948	$235,792	100.0%
TOTAL SHARES OUTSTANDING (AS OF JULY 25, 2014)    97,461,515

+	ADD: LAND AND MORTGAGES (GROSS BOOK VALUE)
	Land held for development	$17,054
	Mortgage notes receivable	4,858
	Subtotal	$21,912

+	ADD: OTHER ASSETS
	Assets held for sale (4)	$5,637
	Reposition properties (5)	114,343
	Cash and other assets (6)	89,469
	Subtotal	$209,449

-	SUBTRACT: DEBT
	Unsecured credit facility	$89,000
	Unsecured term loan	200,000
	Senior notes	945,038
	Mortgage notes payable	162,989
	Remaining development TI	12,000
	Other liabilities (7)	98,548
	Subtotal	$1,507,575

(1)	See Same Store Properties schedule on page 16 for details on same store NOI.

(2)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters.

(3)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 82% leased and 70% occupied. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout of the suite. The Company funded $5.0 million in the second quarter of 2014 and expects to fund an additional $5 million to $10 million in tenant improvements related to these properties during 2014. Had all the occupants at June 30, 2014 occupied and paid rent for an entire quarter, NOI would have been $4.1 million. Development conversions adjustments represent the estimated full stabilization rate of $6.9 million per quarter.

(4)	Assets held for sale are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(5)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 1,157,750 square feet and generated NOI of approximately $0.9 million for 2Q 2014.

(6)
Includes cash of $17.5 million and other assets of $71.9 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $58.0 million, above-market intangible assets (net) of $13.9 million and notes receivable (net) of $0.1 million.

(7)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $73.5 million, pension plan liability of $13.9 million, security deposits of $6.0 million, market-rate lease intangibles of $4.5 million, and deferred operating expense reimbursements of $0.7 million. Also, excludes deferred revenue of $35.2 million.

HEALTHCARE REALTY I 17	2Q I 2014 SUPPLEMENTAL INFORMATION

Components of Expected 2014 FFO
(dollars in thousands, except per square foot data)

QUARTERLY RANGE OF EXPECTATIONS (1)
	Low	High
Occupancy
Multi-Tenant Same Store	87.0%	89.0%
Multi-Tenant Reposition	45.0%	60.0%
Single-Tenant Net Lease	95.0%	100.0%

Same Store Revenue per Occupied Square Foot
Multi-Tenant	$28.00	$31.00
Single-Tenant Net Lease	$25.00	$27.00

Same Store Multi-Tenant NOI Margin	55.0%	60.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	75.0%	85.0%
Non-annual Increase	7.5%	12.0%
No Increase within Remaining Term	7.5%	12.0%

Contractual Annual Rent Increases
Multi-Tenant	3.0%	3.5%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Releasing Spreads	0.5%	3.0%

Multi-Tenant Lease Retention Rate	75.0%	85.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Development Conversions ("SIP")
Year-End 2014 Occupancy Percentage	80.0%	85.0%
Year-End 2014 Quarterly NOI	$4,000	$4,500

Same Store Multi-Tenant NOI Growth	2.0%	4.0%

Normalized G&A	$22,500	$24,000

Funding Activity
Development Conversions Funding (tenant improvements)	$10,000	$20,000
Construction Mortgage Funding	$10,000	$12,000
Acquisitions	$75,000	$150,000
Dispositions	$40,000	$60,000

Cap/Interest Rate
Acquisitions	6.25%	7.25%
Dispositions	6.00%	7.50%

Leverage (Debt/Cap)	40.0%	45.0%

HEALTHCARE REALTY I 18	2Q I 2014 SUPPLEMENTAL INFORMATION